SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                                       of
                       the Securities Exchange Act of 1934

                         Date of Report: March 24, 1997

                        BANKUNITED FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its charter)

    FLORIDA                5-43936                            65-0377773
    -------                -------                            ----------
(State or other    Commission File Number)                   (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)

                255 ALHAMBRA CIRCLE, CORAL GABLES, FLORIDA 33134
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               (Address of principal executive offices) (ZIP Code)

       Registrant's telephone number, including area code: (305) 569-2000

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Item 5.           OTHER EVENTS.

                  Attached hereto as Exhibit 20.1 is a press release announcing that BankUnited Financial Corporation's (the "Corporation") subsidiary, BankUnited Capital, a trust formed under the laws of Delaware, sold an additional $20 million in new equity capital through a second private placement of its redeemable trust preferred securities.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           BANKUNITED FINANCIAL CORPORATION

                                           By: /s/ SAMUEL A. MILNE
                                               -------------------------------
                                               Samuel A. Milne
                                                  Executive Vice President and
                                                  Chief Financial Officer

Dated:  March 25, 1997

                        BANKUNITED FINANCIAL CORPORATION

                                    FORM 8-K

                                INDEX TO EXHIBITS

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                                                                      SEQUENTIALLY
EXHIBIT                                                                 NUMBERED
  NO.                                                                     PAGE
-------                                                               ------------
20.1     Press Release regarding a second private placement of
         redeemable trust preferred securities by BankUnited
         Capital, a subsidiary of the Corporation.................          4
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